UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 16, 2020

NOWEA ENERGY, INC.

  (Exact Name of Registrant as Specified in Charter)

Nevada

  (State or Other Jurisdiction of Incorporation)

333-229036	82-3552932
(Commission File Number)	(IRS Employer Identification No.)

4650 Wedekind Road Suite #2 Sparks, NV	89431
(Address of Principal Executive Offices)	(Zip Code)

(775) 882-7549

  (Registrant’s telephone number, including area code)

  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Change in Registrant's Certifying Accountant.

(a)
Dismissal of Independent Registered Public Accounting Firm.

On April 16, 2020, NOWEA Energy, Inc. (the “Company”) dismissed Saturna Group Chartered Professional Accountants (“SG”) as the Company's independent registered public accounting firm.

The audit reports of SG on the consolidated financial statements of the Company for each of the two most recent fiscal years ended May 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended May 31, 2019 and 2018 and during the subsequent interim periods from June 1, 2019 through November 30, 2019, (i) there were no disagreements with SG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to SG's satisfaction, would have caused SG to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SG with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of SG's letter dated April 16, 2020 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b)
Engagement of New Independent Registered Public Accounting Firm.

On April 16, 2020, the Board of Directors of the Company engaged SRCO Professional Corporation, Chartered Professional Accountants ("SRCO") as the Company's independent registered public accounting firm for the year ending May 31, 2020.

During the two most recent fiscal years ended May 31, 2019 and May 31, 2018, and during the subsequent interim period from June 1, 2019 through November 30, 2019, neither the Company nor anyone on its behalf consulted SRCO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that SRCO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01    Financial Statements and Exhibits.

Exhibit 16.1:    Letter from Saturna Group , Chartered Professional Accountants dated April 20, 2020 to the Securities and Exchange Commission.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOWEA ENERGY, INC.

Date: April 21, 2020	By:	/s/ Joacham Haas
Joacham Haas
Chief Executive Officer

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